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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 26, 2002


                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                     000-30111               76-0474169
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)          NUMBER)          IDENTIFICATION NUMBER)


                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                              OFFICES AND ZIP CODE)

                                 (281) 863-3000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On March 26, 2002, our Board of Directors and Audit Committee dismissed Arthur Andersen LLP as our independent public accountants and engaged Ernst & Young LLP to serve as our independent public accountants for the year ending December 31, 2002. The appointment of Ernst & Young is subject to stockholder ratification at our 2002 annual meeting of stockholders to be held in May.

         Arthur Andersen LLP's reports on our consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and through March 26, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         We provided Arthur Andersen LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen LLP's letter, dated March 29, 2002, stating its agreement with such statements.

         During the two-year period ended December 31, 2001 and through the date of the Board of Directors' decision, we did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

EXHIBIT NO.                          DESCRIPTION
-----------                          -----------
   16.1       -- Letter from Arthur Andersen LLP to the Securities and Exchange
                 Commission dated March 29, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       LEXICON GENETICS INCORPORATED


Date:  March 29, 2002                   By:   /s/ JEFFREY L. WADE
                                            ---------------------------------
                                              Jeffrey L. Wade
                                              Executive Vice President and
                                              General Counsel


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                                INDEX TO EXHIBITS


EXHIBIT NO.                          DESCRIPTION
-----------                          -----------
   16.1       -- Letter from Arthur Andersen LLP to the Securities and Exchange
                 Commission dated March 29, 2002.